UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2026

AKAMAI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Broadway
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2026, Akamai Technologies, Inc. (“Akamai”) entered into an Amendment No. 3 (the “Third Amendment”), by and among Akamai, the financial institutions identified therein as lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), which amends that certain Credit Agreement (the “Credit Agreement”), dated November 22, 2022 (as amended on April 17, 2025 and May 12, 2025), by and among Akamai, the financial institutions party thereto from time to time as lenders and the Agent. The Third Amendment, among other things, increases the maximum consolidated leverage ratio financial covenant to 4.75:1.00 for the four consecutive fiscal quarter periods ending on June 30, 2026 and September 30, 2026.

The description of the Third Amendment contained herein is qualified in its entirety by reference to the Third Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the Third Amendment is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On May 18, 2026, Akamai issued a press release announcing that it intends to offer, subject to market and other conditions, $1.3 billion of Convertible Senior Notes due 2030 and $1.3 billion of Convertible Senior Notes due 2032 in a private offering to qualified institutional buyers. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 3 by and among Akamai Technologies, Inc., the financial institutions identified therein as lenders and JPMorgan Chase Bank, N.A., as administrative agent, dated May 18, 2026

99.1	Press release dated May 18, 2026

104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKAMAI TECHNOLOGIES, INC.

Date: May 18, 2026	By:	/s/ Aaron S. Ahola
	Name:	Aaron S. Ahola
	Title:	Executive Vice President, General Counsel and Corporate Secretary